UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)As reported in Item 5.07 below, at the 2021 Annual Meeting of Stockholders held on April 28, 2021 (the “Annual Meeting”) of aTyr Pharma, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s 2015 Stock Option and Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock reserved for issuance by 750,000 shares and remove certain individual grant limits.

A summary of the 2015 Plan, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2021 (the “Proxy Statement”).  That summary and the above description of the 2015 Plan, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Plan, as amended, which is filed as Exhibit 10.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 21,425,000 to 42,500,000 shares (the “Authorized Share Proposal”).

On April 30, 2021, following stockholder approval of the Authorized Share Proposal at the Annual Meeting, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”), to increase the authorized number of shares of common stock from 21,425,000 to 42,500,000 shares.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(1) The election of two Class III directors, as nominated by the Board, to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021;

(3) The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

(4)The indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers;

(5)The approval of an amendment to the 2015 Plan;

(6)The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 21,425,000 to 42,5000,000 shares; and

(7)The approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5 or Proposal 6.

The number of shares of common stock entitled to vote at the Annual Meeting was 16,011,385. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 11,092,582. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal 1 – Election of Class III Directors

Director Nominee	Votes For	Withhold/Abstain	Broker Non-Vote
Svetlana Lucas, Ph.D.	6,310,057	1,363,260	3,419,265
Sanjay S. Shukla, M.D., M.S	6,297,807	1,375,510	3,419,265

Proposal 2 – Ratification of the appointment of Ernst and Young, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Withhold/Abstain	Broker Non-Vote
11,017,633	62,928	12,021	--

Proposal 3– Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Votes Against	Withhold/Abstain	Broker Non-Vote
7,519,078	136,228	18,011	3,419,265

Proposal 4 – Indication, on an advisory basis, of the preferred frequency of stockholder advisory vote on the compensation of the Company’s named executive officers.

Votes For 1 Year	Votes For 2 Years	Voted For 3 Years	Withhold/Abstain	Broker Non-Vote
7,536,157	13,105	114,139	9,916	3,419,265

Proposal 5 - Approval to amend the 2015 Plan.

Votes For	Votes Against	Withhold/Abstain	Broker Non-Vote
7,578,500	78,891	15,926	3,419,265

Proposal 6 – Approval to amend the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 21,425,000 to 42,500,000 shares.

Votes For	Votes Against	Withhold/Abstain	Broker Non-Vote
10,454,617	625,175	12,790	--

Proposal 7 – Approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5 or Proposal 6.

Votes For	Votes Against	Withhold/Abstain	Broker Non-Vote
10,755,850	293,679	43,053	--

As disclosed above, stockholders indicated, on an advisory basis, the preferred frequency to solicit an advisory vote approving the Company’s compensation of named executive officers of 1 year. In light of the recommendation of the Board that future “say-on-pay” votes occur every 1 year and the results of the stockholder vote on Proposal 4, the Company intends to submit to its stockholders a non-binding advisory vote on compensation of its named executive officers at its annual meeting every year until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 8.01Other Events.

The Company hereby incorporates by reference into the Company’s Registration Statement on Form S-3 (File No. 333-250095) the items filed herewith as Exhibits 5.1 and 23.1 relating to the Company’s at-the-market offering program pursuant to the Capital on DemandTM Sales Agreement with JonesTrading Institutional Services LLC.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of aTyr Pharma, Inc.
5.1	Opinion of Cooley, LLP
10.1#	aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
# Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: May 4, 2021

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